UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2007

Progress Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-15929	56-2155481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina		27601-1849
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-546-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-3382	56-0165465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina		27601-1849
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(919) 546-6111

n/a
______________________________________________
Former name or former address, if changed since last report

Florida Power Corporation d/b/a Progress Energy Florida, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-3274	59-0247770
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

299 1st Avenue N., St. Petersburg, Florida		33701
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-820-5151

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Today, Progress Energy, Inc. (the "Company") issued a news release announcing the death of Robert B. McGehee, Chairman and Chief Executive Officer of the Company, on October 9, 2007. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Furnished as Exhibit 99.1 is a copy of the Company's news release dated October 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Energy, Inc.

October 9, 2007	By:	Jeffrey M. Stone

Name: Jeffrey M. Stone
Title: Chief Accounting Officer, Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc.

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Exhibit Index

Exhibit No.	Description

99.1	News Release dated October 9, 2007.